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                                                                   Exhibit 10.47

                            Translation from Russian

Approved by the RF                                                 Form No. LM-2
Ministry of Transportation
on November 5, 1993

                           MINISTRY OF TRANSPORTATION
                            OF THE RUSSIAN FEDERATION

                      LICENSE - SERIES DMT 1008 NO. 003930

1. Issued to:            Closed Joint Stock Company "Forest Starma"

2. Information about license holder:
Mailing address:         Koprovaya 4
                         Komsomolsk-on-Amur, 681005
Telephone:               4-70-63
Telefax:                 4-88-55
Teletype:                none
Telex:                   none
Bank account:            14167114 in the Region Bank, Komsomolsk branch, city of
                         Komsomolsk-na-Amure
MFO:                     271259
Correspondent account:   700161721 in the RCC, city of Komsomolsk-na-Amure

3. This license authorizes the license holder to perform on sea transport the following activities: loading/unloading operations (except dangerous cargoes)

4. License term:         July 1, 1996 to July 1, 2001

5. This license is only
valid on the territory
of:                      CJSC "Forest Starma" moore in the Siziman Bay

6. License holder must have all the licensed activities performed by qualified experienced personnel, in compliance with international and Russian regulations in effect now and adopted in the future, governing the licensed activities, sea transportation safety and environmental protection.

7. Additional requirements for license
holder to comply with:
                         Submit to Rosmorflot Form No. 1 (sea transport) - form of annual federal governmental statistical observation. (Pursuant to the RF State Statistical Committee Decree No. 58 dated June 15, 1995)

8. Head of the Licensing
Authority:               Director of the Russian Federal Marine Service

                         /s/ V.L. Byukov (Seal)      Name: V.L. Byukov

9. License No. 003930 was received by the license holder's authorized representative:
                         Title: Director General     Name: A.A. Te litzyn
                         /s/ A.A. Te litzyn (Seal)
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The Pioneer Group, Inc.

60 State Street
Boston, MA 02109-1820
617-742-7825

[PIONEER LOGO]

      The undersigned hereby certifies that the translation of License Series DMT 1008 No. 003930 dated as of July 1, 1996 issued by the Ministry of Transportation of the Russian Federation to Closed Joint-Stock Company "Forest-Starma" to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

Dated: May 22, 2000


                                      /s/ Catherine Mannick
                                      --------------------------------------
                                      Name: Catherine Mannick
                                      Title: Vice President and Assistant
                                      General Counsel, The Pioneer Group,
                                      Inc.